Exhibit 10.21

EXECUTION VERSION

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”), dated as of October 15, 2010, by and among (a) GENESEE & WYOMING INC., a Delaware corporation (“GWI”) and RP ACQUISITION COMPANY TWO, a Delaware corporation (“RP” and, together with GWI, each a “Domestic Borrower” and collectively, the “Domestic Borrowers”), (b) QUEBEC GATINEAU RAILWAY INC., a corporation constituted under the laws of Quebec, Canada (the “Canadian Borrower”), (c) GENESEE & WYOMING AUSTRALIA PTY LTD (ACN 079 444 296), a proprietary limited company incorporated under the laws of Australia (the “Australian Borrower”), (d) ROTTERDAM RAIL FEEDING B.V., a private limited liability company constituted under the laws of the Netherlands (the “European Borrower”), (e) the Subsidiaries of GWI listed on Schedule I to the Credit Agreement (as defined below) as of the date hereof and any other Person which may become a guarantor of the Obligations in accordance with Section 9.14 of the Credit Agreement (collectively, the “U.S. Guarantors”), (f) GENESEE & WYOMING CANADA INC., MIRABEL RAILWAY INC., ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC., SERVICES FERROVIAIRES DE L’ESTUAIRE and WESTERN LABRADOR RAIL SERVICES INC. (collectively, the “Canadian Guarantors”), (g) GENESEE & WYOMING C.V., GWI HOLDING B.V., and BELGIUM RAIL FEEDING BVBA (collectively, the “European Guarantors”), (h) GWI HOLDINGS PTY LTD (ACN 094 819 806), VIPER LINE PTY LIMITED (ACN 092 437 691), SA RAIL PTY LIMITED (ACN 077 946 340), GENESEE AND WYOMING AUSTRALIA EASTERN PTY LTD. (ACN 142 367 280) and GWI HOLDINGS NO. 2 PTY LTD. (ACN 132 989 998) (collectively, the “Australian Guarantors”), (i) any other Person which may become a guarantor of the Foreign Obligations in accordance with Section 9.14 of the Credit Agreement (together with the Canadian Guarantors, the European Guarantors and the Australian Guarantors, the “Foreign Guarantors” and, together with the U.S. Guarantors, the “Guarantors” and, together with the Borrowers, the “Loan Parties”), (j) BANK OF AMERICA, N.A., a national banking association and certain of the other lending institutions party to the Credit Agreement (the “Required Lenders”), and (k) BANK OF AMERICA, N.A., as administrative agent for the Lenders (acting in such capacity, the “Administrative Agent”).

WHEREAS, the Loan Parties, the Required Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 8, 2008 (as the same may be amended, amended and restated or otherwise modified and in effect from time to time, including as amended by that certain Amendment No. 1 to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 30, 2010 (the “First Amendment”), by and among the Loan Parties, the Lenders and the Administrative Agent, the “Credit Agreement”);

WHEREAS, the Loan Parties desire to (a) increase the Aggregate Domestic Revolving Loan Commitments and the Aggregate Australian Commitments as provided more fully herein and (b) amend certain provisions of the Credit Agreement as provided more fully herein;

WHEREAS, the Required Lenders have agreed to amend such provisions as provided more fully herein and certain of the Required Lenders (the “Increasing Lenders”) have agreed to increase their respective Australian Commitments as provided more fully herein;

NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided therefor in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement.

2.01. Amendments to Credit Agreement. The amendments set forth in Sections 2.10 and 2.24 of the First Amendment shall, notwithstanding anything contained therein to the contrary, be deemed effective as of the Second Amendment Effective Date (as defined below).

2.02. Amendment to Section 7.1. Clause (a)(i)(A) of Section 7.1 to the Credit Agreement is hereby amended by deleting the text “under this Credit Agreement or any of the other Loan Documents” contained therein.

2.03. Amendment to Schedule II. Schedule II to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule II attached hereto as Exhibit A.

SECTION 3. Amendment to First Amendment. Section 6.02 of the First Amendment shall be amended by deleting the date “October 31, 2010” contained therein and substituting in lieu thereof the date “December 6, 2010”.

SECTION 4. Agreement by Increasing Lenders to Increase Australian Commitments. Each of the Increasing Lenders hereby acknowledges and agrees that, as of the Second Amendment Effective Date, its Australian Commitment shall be equal to the amount set forth for the Australian Commitment opposite such Lender’s name in Schedule II attached hereto as Exhibit A. Each of the Increasing Lenders hereby further acknowledges and agrees that, as of the Second Amendment Effective Date, for purposes of reflecting the increase in the Australian Commitments and any future reallocations of Commitments pursuant to Section 2.10 of the Credit Agreement, its Domestic Revolving Loan Commitment shall be equal to the amount set forth for the Domestic Revolving Loan Commitment opposite such Lender’s name in Schedule II attached hereto as Exhibit A.

SECTION 5. Representations and Warranties. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent as follows:

(a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Loan Parties contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, as amended by this Amendment, and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Agents and the Lenders, or the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

(c) Authority, Etc. The execution and delivery by each of the Loan Parties of this Amendment and the performance by each of the Loan Parties of all of their agreements and obligations under the Credit Agreement as amended and the other Loan Documents hereby are (i) within the corporate or other authority of each of the Loan Parties, (ii) have been duly authorized by all necessary corporate or other proceedings on the part of the Loan Parties, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any such Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to any such Loan Party unless such conflict, breach or contravention would not have a Material Adverse Effect and (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other material instrument binding upon, any such Loan Party.

(d) Enforceability of Obligations. This Amendment and the Credit Agreement as amended and the other Loan Documents hereby constitute the legal, valid and binding obligations of the Borrowers and the Guarantors enforceable against the Borrowers and the Guarantors in accordance with their terms and provisions, except as enforceability is limited by the effects of any Debtor Relief Laws or, solely in respect of the European Borrower or any European Guarantor, the Debtor Relief Reservations, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Default or Event of Default has occurred and is continuing.

SECTION 6. Conditions to Effectiveness of Certain Sections.

6.01. Effectiveness as of October 15, 2010. Sections 1, 2.02, 3, 5, 6, 7 and 8 of this Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions:

(a) the execution and delivery of an original counterpart of this Amendment by the Loan Parties, the Administrative Agent, and the Required Lenders; and

(b) the representations and warranties contained in Section 5 of this Amendment shall be true and correct as of the date hereof.

6.02. Effectiveness as of the Second Amendment Effective Date. Sections 2.01, 2.03 and 4 of this Amendment shall be effective upon the satisfaction of the following conditions (the date on which such conditions have been satisfied being herein referred to as the “Second Amendment Effective Date”):

(a) execution and delivery of an original counterpart of this Amendment by, with respect to the amendments set forth in Section 2.03 and 4, the Increasing Lenders, and, with respect to the amendments set forth in Section 2.01, the Required Lenders;

(b) the representations and warranties contained in Section 5 of this Amendment shall be true and correct as of the Second Amendment Effective Date;

(c) with respect to the amendments set forth in Sections 2.03 and 4 only, the Borrowers shall have paid the Administrative Agent, for the account of each Increasing Lender, the applicable Increase Fee (as defined in that certain letter agreement dated as of October 15, 2010, by and among Banc of America Securities LLC, Bank of America, N.A. and GWI); and

(d) all conditions precedent to the closing of the Australian Acquisition (other than the funding thereof) shall have been satisfied.

SECTION 7. RP Acquisition Company Two. Notwithstanding anything contained in the First Amendment to the contrary, RP Acquisition Company Two, a Delaware corporation, may, prior to the Acquisition Amendments Effective Date (as defined in the First Amendment), make requests for loans in accordance with Section 2.6 of the Credit Agreement as if it were a U.S. Borrower thereunder; provided, however, that the Administrative Agent shall not honor any such requests until the Acquisition Amendments Effective Date.

SECTION 8. Miscellaneous.

(a) Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

(b) No Other Consents or Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. No consent herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such consent or agreement, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar consents or agreements that may be requested for any future period and this Amendment shall not be construed as a waiver of any other provision of the Loan

Documents or to permit the Borrowers to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. Except as expressly amended hereby, nothing contained in this Amendment shall in any way prejudice, impair or affect any rights or remedies of any Lender, the Borrowers or the Guarantors under the Credit Agreement or the other Loan Documents.

(c) References. From and after effectiveness of this Amendment, all of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

(d) Governing Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(e) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

(f) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(g) Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement.

(h) Integration. This Amendment incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. This Amendment represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

BORROWERS:	GENESEE & WYOMING INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Senior Vice President and Treasurer

RP ACQUISITION COMPANY TWO

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

QUEBEC GATINEAU RAILWAY INC.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Secretary and Treasurer

ROTTERDAM RAIL FEEDING B.V.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	General Director

GENESEE & WYOMING AUSTRALIA PTY LTD

	By:	/s/ Robert Easthope
	Name:	Robert Easthope
	Title:	Secretary

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Director

U.S. GUARANTORS:	AN RAILWAY, LLC
ARKANSAS LOUISIANA & MISSISSIPPI RAILROAD COMPANY
ATLANTIC & WESTERN RAILWAY, L.P.
BUFFALO & PITTSBURGH RAILROAD, INC.
CAGY INDUSTRIES INC.
CHATTAHOOCHEE BAY RAILROAD INC.
CHATTAHOOCHEE INDUSTRIAL RAILROAD
CHATTOOGA & CHICKAMAUGA RAILWAY CO.
COLUMBUS & GREENVILLE RAILWAY COMPANY
COMMONWEALTH RAILWAY, INCORPORATED
CORPUS CHRISTI TERMINAL RAILROAD, INC.
EAST TENNESSEE RAILWAY, LP
EMONS INDUSTRIES, INC.
EMONS RAILROAD GROUP, INC.
EMONS TRANSPORTATION GROUP, INC.
FIRST COAST RAILROAD INC.
FORDYCE AND PRINCETON R.R. CO.
GALVESTON RAILROAD, LP
GENESEE AND WYOMING RAILROAD COMPANY
GENESEE & WYOMING RAILROAD SERVICES, INC.
GEORGIA CENTRAL RAILWAY, LP
GEORGIA SOUTHWESTERN RAILROAD, INC.
GOLDEN ISLES TERMINAL RAILROAD, INC.
GRIZZARD TRANSFER COMPANY, INC.
GWI CANADA, INC.
GWI INTERNATIONAL LLC
GWI LEASING CORPORATION
GWI RAIL MANAGEMENT CORP.
ILLINOIS & MIDLAND RAILROAD, INC.
KWT RAILWAY, INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

U.S. GUARANTORS:	LITTLE ROCK & WESTERN RAILWAY, LP
(CONTINUED)	LOUISIANA & DELTA RAILROAD, INC.
LUXAPALILA VALLEY RAILROAD INC.
MAINE INTERMODAL TRANSPORTATION, INC
MERIDIAN & BIGBEE RAILROAD, LLC
OHIO AND PENNSYLVANIA RAILROAD COMPANY
OHIO CENTRAL RAILROAD, INC.
OHIO SOUTHERN RAILROAD, INC.
P&L JUNCTION HOLDINGS, INC.
PAWNEE TRANSLOADING COMPANY INC.
PORTLAND & WESTERN RAILROAD, INC.
RAIL LINK, INC.
RAIL PARTNERS, L.P.
RAIL SWITCHING SERVICES, LLC
RAILWAY MANAGEMENT INC.
RICEBORO SOUTHERN RAILWAY, LLC
ROCHESTER & SOUTHERN RAILROAD, INC.
RP ACQUISITION COMPANY ONE
SALT LAKE CITY SOUTHERN RAILROAD COMPANY, INC.
SAVANNAH PORT TERMINAL RAILROAD, INC.
SOUTH BUFFALO RAILWAY COMPANY
ST. LAWRENCE & ATLANTIC RAILROAD COMPANY
SUMMIT VIEW, INC.
TALLEYRAND TERMINAL RAILROAD COMPANY, INC.
THE ALIQUIPPA & OHIO RIVER RAILROAD CO.
THE BAY LINE RAILROAD, LLC
THE COLUMBUS AND OHIO RIVER RAIL ROAD COMPANY
THE MAHONING VALLEY RAILWAY COMPANY
THE PITTSBURGH & OHIO CENTRAL RAILROAD COMPANY
THE WARREN & TRUMBULL RAILROAD COMPANY
THE YOUNGSTOWN BELT RAILROAD COMPANY
TOMAHAWK RAILWAY, LP

UTAH RAILWAY COMPANY

VALDOSTA RAILWAY, LP

WESTERN KENTUCKY RAILWAY LLC

WILMINGTON TERMINAL RAILROAD, LIMITED PARTNERSHIP

WILLAMETTE & PACIFIC RAILROAD, INC.

YORK RAIL LOGISTICS, INC.

YORK RAILWAY COMPANY

YOUNGSTOWN & AUSTINTOWN RAILROAD, INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

U.S. GUARANTORS: (CONTINUED)	MARYLAND MIDLAND RAILWAY INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

MMID HOLDING INC.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	President

ROCHESTER SWITCHING SERVICES INC.

	By:	/s/ Natascha B.M. Feenstra
	Name:	Natascha B.M. Feenstra
	Title:	Assistant Secretary

CANADIAN GUARANTORS:

GENESEE & WYOMING CANADA INC.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Secretary

ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Secretary

MIRABEL RAILWAY, INC.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Secretary

SERVICES FERROVIAIRES DE L’ESTUAIRE

	By:	/s/ James Benz
	Name:	James Benz
	Title:	Director

WESTERN LABRADOR RAIL SERVICES INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President & Treasurer

AUSTRALIAN GUARANTORS:

GWI HOLDINGS PTY LTD

	By:	/s/ Robert Easthope
	Name:	Robert Easthope
	Title:	Managing Director

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Director

GWI HOLDINGS NO. 2 PTY LTD

	By:	/s/ Robert Easthope
	Name:	Robert Easthope
	Title:	Director

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Director

VIPER LINE PTY LIMITED

	By:	/s/ Robert Easthope
	Name:	Robert Easthope
	Title:	Managing Director

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Director

AUSTRALIAN GUARANTORS: (CONTINUED)

SA RAIL PTY LIMITED

	By:	/s/ Robert Easthope
	Name:	Robert Easthope
	Title:	Managing Director

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Director

GENESEE AND WYOMING AUSTRALIA EASTERN PTY LTD.

	By:	/s/ Robert Easthope
	Name:	Robert Easthope
	Title:	Director

	By:	/s/ Ian F. Hall
	Name:	Ian F. Hall
	Title:	Director

EUROPEAN GUARANTORS:

GENESEE & WYOMING C.V.

	By:	/s/ Richard T. O’Donnell
	Name:	Richard T. O’Donnell
	Title:	Managing Director of General Partner

GWI HOLDING B.V.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Director A

	By:	/s/ R.H.W. Funnekotter
	Name:	R.H.W. Funnekotter
	Title:	Director B

BELGIUM RAIL FEEDING BVBA

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Manager

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ William A. Cessna
		Name:	William A. Cessna
		Title:	Vice President

INCREASING LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ David Meehan
		Name:	David Meehan
		Title:	Vice President

BANK OF AMERICA, N.A., acting through its Australian branch

	By:	/s/ David Meehan
		Name:	David Meehan
		Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ D. Scott Farquhar
	Name:	D. Scott Farquhar
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
TORONTO BRANCH

By:	/s/ Steve Voigt
	Name:	Steve Voigt
	Title:	Senior Vice President

AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED

By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Deputy General Manager
Head of Operations and Infrastructure

DEUTSCHE BANK AG
NEW YORK BRANCH

By:	/s/ Oliver Schwarz
	Name:	Oliver Schwarz
	Title:	Director

By:	/s/ Wolfgang Winter
	Name:	Wolfgang Winter
	Title:	Managing Director

KEY BANK NATIONAL ASSOCIATION

By:	/s/ James A. Gelle
	Name:	James A. Gelle
	Title:	Vice President

RBS CITIZENS, NATIONAL ASSOCIATION

By:	/s/ Paul G. Feloney
	Name:	Paul G. Feloney
	Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert M. Searson
	Name:	Robert M. Searson
	Title:	Senior Vice President

TD BANK, N.A.

By:	/s/ Todd Antico
	Name:	Todd Antico
	Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as successor to National City Bank

By:	/s/ Robert M. Martin
	Name:	Robert M. Martin
	Title:	Senior Vice President

SUNTRUST BANK

By:	Tesha Winslow
	Name:	Tesha Winslow
	Title:	Vice President

COÖPERATIEVE RABOBANK ROTTERDAM U.A.

By:	/s/ Renze Boersema
	Name:	Renze Boersema
	Title:	Senior Relationship Manager

By:	/s/ Arjen van de Velde
	Name:	Arjen van de Velde
	Title:	Deputy Regional Manager

CITIBANK, N.A.

By:	/s/ James J. McCarthy
	Name:	James J. McCarthy
	Title:	Managing Director & Vice President

NATIONAL AUSTRALIA BANK LIMITED ABN 12 004 044 937

By:	/s/ Courtney A. Cloe
	Name:	Courtney A. Cloe
	Title:	Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Robert M. Martin
	Name:	Robert M. Martin
	Title:	Senior Vice President

SOVEREIGN BANK

By:	Antonia Badolato
	Name:	Antonia Badolato
	Title:	Senior Vice President

BANK OF THE WEST

By:	/s/ Sidney Jordan
	Name:	Sidney Jordan
	Title:	Vice President

Exhibit A

[attach Schedule II]